UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 24, 2011

ATRINSIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12555	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

469 7th Avenue, 10th Floor, New York, NY 10018
(Address of Principal Executive Offices/Zip Code)

(212) 716-1977
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 24, 2011, Atrinsic, Inc. announced that effective February 28, 2011, Andrew Stollman, Atrinsic’s President, will be leaving the company to pursue other interests. Mr. Stollman’s departure coincides with the end of a three year employment agreement between Mr. Stollman and the company.  On an interim basis, Raymond Musci, Atrinsic's Executive Vice President of Corporate Development, will assume the responsibilities formerly associated with Mr. Stollman’s position.

On February 24, 2011, the Company issued a press release announcing Mr. Stollman’s departure.  A copy of the press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit
Number	Description

99.1	Press release issued by Atrinsic, Inc., dated February 24, 2011.

Additional Information about the Proposed Transaction and Where You Can Find It

This document may be deemed to be solicitation material in respect of the proposed acquisition by Atrinsic of all of the assets of Brilliant Digital Entertainment, Inc. (“BDE”) that relate to BDE’s Kazaa subscription based music service business. In connection with the proposed transaction, a proxy statement will be filed by Atrinsic with the SEC. STOCKHOLDERS OF ATRINSIC ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ASSET ACQUISITION. The final proxy statement will be mailed to stockholders of Atrinsic. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from Atrinsic, at Atrinsic, Inc., Attention: Investor Relations, 469 7th Avenue, 10th Floor, New York, NY, 10018.

Atrinsic and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction.  Information regarding the identity of the persons who may, under SEC rules, be deemed to be “participants” in the solicitation of proxies, and a description of their direct and indirect interests in the solicitation, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atrinsic, Inc.

Date: February 25, 2011	By:	/s/ Thomas Plotts

Thomas Plotts
Chief Financial Officer

Exhibit Number	Description

99.1	Press release issued by Atrinsic, Inc., dated February 24, 2011.